UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2018 (April 13, 2018)

BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by BlueLinx Holdings Inc. (the “Company”) on April 16, 2018 (the “Original Filing”). The Original Filing reported, among other things, the completion by the Company of its acquisition of Cedar Creek Holdings, Inc. (“Cedar Creek”) on April 13, 2018. This Amendment No. 1 amends the Original Filing to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K.

Item 9.01         Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired

The audited consolidated financial statements of Cedar Creek and subsidiaries as of and for the years ended December 31, 2017 and 2016, and accompanying notes thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference.

(b)    Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of December 30, 2017, and unaudited pro forma condensed combined statement of operations for the fiscal year ended December 30, 2017, and the accompanying notes thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of Cedar Creek Holdings, Inc. and subsidiaries as of and for the years ended December 31, 2017 and 2016 (and notes thereto)
99.2
Unaudited pro forma condensed combined balance sheet as of December 30, 2017, and unaudited pro forma condensed combined statement of operations for the fiscal year ended December 30, 2017, and the accompanying notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC. By: /s/ Justin Heineman Justin Heineman Vice President, General Counsel, and Corporate Secretary

Dated:  June 29, 2018